                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K
                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report (Date of
Earliest Event Reported): October 21, 1997



                        Calypte Biomedical Corporation
                        ------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   000-20985               06-1226727
        --------                   ---------               ----------
(State or other jurisdiction   (Commission File        (I.R.S. Identification
incorporation or organization)   Number)                Number)


            1440 Fourth Street
           Berkeley, California                      94710
           -------------------                       -----

    (Address of principal executive offices)        (Zip Code)



Registrant's telephone no, including area code: (510) 526-2541



                                NOT APPLICABLE
                                --------------

         (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS

        Calypte Biomedical Corporation (the "Company") is filing this Current Report on Form 8-K at the request of Nasdaq solely to demonstrate that the Company maintains capital and surplus of at least $1,000,000 in compliance with the requirements for continued listing on the Nasdaq Small Cap Market. The Company is in compliance with all requirements for continued listing on the Nasdaq Small Cap Market.

                                CAPITALIZATION

        The following unaudited balance sheet sets forth the actual capitalization of the Company at October 31, 1997 which includes the sale by the Company on October 21, 1997 of 2,600,999 shares of Common Stock at a price of $4.25 per share and the application of the net proceeds therefrom (after deduction of commissions and estimated offering expenses).

                                                          October 31, 1997
                                                          ----------------
                                                               Actual
                                                          ----------------
                                                    (in thousands, except share
                                                        and per share data)
Current assets:
  Cash and cash equivalents.........................       $   11,754
  Inventory.........................................              248
  Notes receivable from officers and employees......              244
  Other current assets..............................              186
                                                           ----------
    Total current assets............................           12,432

Property and equipment, net of accumulated
  depreciation of $2,796 at October 31, 1997........            1,243
Other assets........................................              228
                                                           ----------
                                                           $   13,903
                                                           ==========

Current liabilities:
  Accounts payable..................................       $      389
  Accrued expenses..................................            1,130
  Capital lease obligations - current portion.......              434
  Deferred revenue..................................              573
                                                           ----------
    Total current liabilities.......................            2,526
Deferred rent obligation............................               31
Capital lease obligations - long-term portion.......              393
                                                           ----------
    Total liabilities...............................            2,950

Mandatorily redeemable Series A Preferred
  Stock, $0.001 par value; no shares
  authorized, 100,000 shares issued
  and outstanding; aggregate redemption
  and liquidation value of $1,000 plus
  cumulative dividends..............................            1,956

Stockholders' equity (deficit):
  Preferred Stock, $0.001 par value;
    5,000,000 shares authorized; no
    issued and outstanding, actual
    and as adjusted.................................                -
  Common Stock, $0.001 par value; 20,000,000
    shares authorized; 13,193,347 shares
    issued and outstanding as of
    October 31, 1997................................               13
  Additional paid-in capital........................           56,499
  Deferred compensation.............................             (242)
  Deficit accumulated during development stage......          (47,273)
                                                           ----------
    Total stockholders' equity (deficit)............            8,997
                                                           ----------
                                                           $   13,903
                                                           ==========


                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CALYPTE BIOMEDICAL CORPORATION



Dated: November 25, 1997              By:  /s/ John J. DiPietro
                                         ------------------------------
                                           John J. DiPietro
                                           Vice President of Finance,
                                           Chief Financial Officer and Secretary